Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER
AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A of Earth Life Sciences Inc. (the “Company”) for the quarterly period ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Angelo Marino, Principal Executive Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2022

/s/ Angelo Marino
Angelo Marino

Principal Executive Officer and Principal Financial and Accounting Officer